SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                                 Current Report

         Pursuant to Section 13 or 15(d) of the Securities
         Exchange Act of 1934

         Date of Report: August 6, 1997



                      APPLE RESIDENTIAL INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


        VIRGINIA                     333-10635               54-1816010
        (State of                  (Commission              (IRS Employer
      incorporation)               File Number)           Identification No.)


         306 East Main Street
         Richmond, Virginia                                       23219
         (Address of principal                                  (Zip Code)
          executive offices)

              Registrant's telephone number, including area code:
                                 (804) 643-1761



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                      APPLE RESIDENTIAL INCOME TRUST, INC.

                                    FORM 8-K

                                     Index



Item 2.       Acquisition or Disposition of Assets

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

         a.   Independent Auditors' Report
              (Chaparosa Apartments)*

              Historical Statement of Income and
              Direct Operating Expenses
              (Chaparosa Apartments)*

              Note to Historical Statement of
              Income and Direct Operating
              Expenses (Chaparosa Apartments)*

         b.   Independent Auditors' Report
              (Riverhill Apartments)*

              Historical Statement of Income and
              Direct Operating Expenses
              (Riverhill Apartments)*

              Note to Historical Statement of Income
              and Direct Operating Expenses
              (Riverhill Apartments)*

         c. Pro Forma Statement of Operations for the Six Months ended June 30, 1997 (unaudited)*

              Pro Forma Balance Sheet as of
              June 30, 1997 (unaudited)*

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* To be filed by amendment.

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              Pro Forma Statement of Operations
              for the Year ended December 31, 1996
              (unaudited)*

         d.   Exhibits

              10.1     Purchase Contract for Chaparosa Apartments

              10.2     Purchase Contract for Riverhill Apartments

              10.3 Property Management Agreement for Remington Hills at Las Colinas (formerly Chaparosa and Riverhill)

              23.1     Consent of Independent Auditors*

              23.2     Consent of Independent Auditors*

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* To be filed by amendment.

Item 2.  Acquisition or Disposition of Assets

         On August 6, 1997, the Company purchased the Chaparosa and Riverhill Apartments ("Chaparosa" and "Riverhill," respectively, and, collectively, the "Property") located at 1201 Meadow Creek Drive and 1101 Meadow Creek Drive, respectively, in Irving, Texas. Chaparosa and Riverhill are adjacent to each other and the Company plans to operate them as a combined community under the new name "Remington Hills at Los Colinas." The Property comprises 362 apartment units. The purchase price for the Property was $13,100,000 (allocated $5,825,000 to Chaparosa and $7,275,000 to Riverhill), and the sellers are unaffiliated with the Company, the Advisor and their Affiliates. The Company borrowed the entire purchase price under its unsecured line of credit. Title to the Property was conveyed to the Company by limited warranty deed.

         Location. The Property is located off of MacArthur Boulevard in Irving, Texas. The following information is based in part upon information provided by the Dallas Chamber of Commerce.

         Irving, Texas is part of the Dallas/Fort Worth Consolidated Metropolitan Statistical area, or as it is called locally, "The Metroplex." The Dallas/Fort Worth Metroplex is in the north-central part of Texas and is composed of nine counties. The 1996 population of The Metroplex was approximately 4,400,000. Dallas is the second largest city in the state, behind Houston.

         The economy of the Dallas/Fort Worth area is complex and diversified. Key economic factors include a large manufacturing base (including as products military hardware, electronics, automobiles, industrial equipment, oil-field parts, food products and chemicals), banking, insurance services, communications, oil and gas production and air transportation. Major employers in the area include Texas Instruments, Southwestern Bell, General Motors, J.C. Penney, NationsBank and Vought Aircraft Company.

         The Metroplex is also an established transportation center for the nation. The Dallas/Fort Worth International Airport occupies approximately 17,800 acres of land between the two cities. It is the largest commercial airport in the United States in terms of land area, and is the fourth busiest airport in the world, with 1,700 daily arrivals and departures.

         The area also has a well-established system of interstate highways and supporting secondary routes. The Metroplex is located at the hub of Interstates 35, 45, 20 and 30. Two outer loops, Interstate 635 in Dallas and Interstate 820 in Fort Worth, surround the respective cities.

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         The many institutions of higher learning in the area include Southern
Methodist University, the University of Texas at Dallas, the University of Texas at Arlington, the University of North Texas, and Texas Christian University.

         Irving is approximately eight miles west of the Dallas central business district and approximately 25 miles east of downtown Fort Worth. Irving is a relatively young city with a majority of its development occurring during the latter half of this century. The location of Irving between Dallas and Fort Worth, and near Dallas/Fort Worth International Airport, has enabled it to garner a large portion of the area's recent commercial and industrial development.

         Irving is the site of Las Colinas, one of the nation's largest master-planned real estate developments. The development occupies approximately 12,500 acres and includes residential developments, office space, research, distribution and light industrial facilities, four golf courses, the Las Colinas Sports Club and an equestrian center.

         Las Colinas is targeted to large employers and is the home of numerous regional and national businesses. The Irving employment sector is primarily white-collar. Significant employers in Las Colinas include Exxon, GTE, Aetna, Abbott Laboratories, Boeing, US Sprint, Computer Associates, Allstate Insurance, Zale Jewelers and the Federal Home Loan Bank Board. In addition, Columbia/HCA Health Care Corporation recently signed an agreement to buy approximately 28 acres in the development. The plans for the land include a community hospital with medical office complex and a full-service acute-care facility.

         Irving has a well-defined highway system. The city is connected to Dallas by state highway 114 on the northeast, state highway 183 in its central portion and Interstate 30 on the south.

         The Property is located in the area of Las Colinas. The immediate area surrounding the Property consists of other multi-family and single-family housing, and commercial and retail development. The Property is an approximately 15-minute drive from downtown Dallas.

         Description of the Property. The Property consists of 362 garden- and townhouse- style apartment units in 38 two- and three-story buildings on approximately 16.8 acres of land. Chaparosa was built in 1984 and Riverhill was built in 1985.

         Chaparosa offers five different unit types. The unit mix and rents currently being charged new tenants as of July, 1997 are as follows:

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                                                  Approximate
                                                   Interior
     Quantity            Type                   Square Footage   Monthly Rental

        42        One bedroom/one bath               713            $575
        32        One bedroom/one bath               830             630
        42        Two bedrooms/two baths            1077             790
        34        Two bedrooms/two baths            1148             825
        20        Two bedrooms/two baths TH         1222             840


         Riverhill offers six different unit types. The unit mix and rents currently being charged new tenants as of July, 1997 are as follows:



                                               Approximate
                                                Interior
     Quantity              Type               Square Footage     Monthly Rental

        32        One bedroom/one bath             665              $585
        36        One bedroom/one bath             773               610
        16        One bedroom/1.5 baths TH         928               740
                  w/den
        24        Two bedrooms/two baths           974               760
        48        Two bedrooms/two baths          1062               785
        36        Two bedrooms/2.5 baths TH       1176               825

         The apartments collectively provide a total of approximately 346,000 square feet of net rentable area.

         The Company believes that Chaparosa and Riverhill have generally been well maintained and are in good condition. However, the Company has budgeted approximately $1,000,000 for repairs and improvements to Chaparosa, including foundation repairs, painting, wood replacement, clubhouse renovation and appliance and carpet replacement, and has budgeted approximately $1,000,000 for similar repairs and improvements to Riverhill.

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         Leases at the Property are generally for terms of one year or less.
Average rental rates for the past five years have generally increased. As an example, a two-bedroom, two-bath apartment (1,222 square feet) at Chaparosa rented for $595 in 1992, $615 in 1993, $715 in 1994, $725 in 1995, and $750 in
1996.

         A one-bedroom, one-bath apartment (665 square feet) at Riverhill rented for $455 in 1992, $465 in 1993, $485 in 1994, $505 in 1995, and $525 in 1996.
The average effective annual rental per square foot at Chaparosa for 1992, 1993, 1994, 1995 and 1996 was $6.32, $6.53, $7.59, $7.70 and $7.96, respectively. The average effective annual rental per square foot at Riverhill for 1992, 1993, 1994, 1995 and 1996 was $7.14, $7.29, $7.61, $7.92 and $8.24, respectively.

         Buildings are wood-frame construction with crawl spaces. Roofs are pitched and covered with red tiles. Exteriors are stucco and brick veneer.

         Chaparosa features an outdoor swimming pool and hot tub, a lighted tennis court, a central laundry facility, and a clubhouse with a rental office and lounge. Chaparosa also has access to Canal Park, which is located across from Chaparosa. There is ample paved parking for tenants. Riverhill features an outdoor swimming pool and enclosed whirlpool spa, a lighted tennis court, and a clubhouse with a kitchen, lounge, game room and rental office. Riverhill also has access to Canal Park and ample paved parking for tenants.

         All apartment units have wall-to-wall carpeting in the living areas and vinyl floors in the kitchen and baths, as well as cable television hook-ups and individually controlled heating and air-conditioning units. Each apartment unit has washer/dryer connections, a woodburning fireplace and outside storage. Each kitchen is equipped with a refrigerator/freezer with icemaker, electric range and oven, microwave, dishwasher and garbage disposal. The owner of the property pays for cold water, sewer service, cable television, alarm service and trash removal. The tenants pay for their electricity service, which includes heat, hot water, air-conditioning, cooking and lights.

         There are at least five apartment properties that compete with the Property. All offer similar amenities and generally have rents that are higher when compared to those of the Property. Based on a recent telephone survey, the Advisor estimates that occupancy in nearby competing properties now averages approximately 96%.

         According to information provided by the Seller, physical occupancy at Chaparosa averaged approximately 94% in 1992, 94% in 1993, 95% in 1994, 97% in 1995 and 97% in 1996. According to information provided by the Seller, physical occupancy at Riverhill averaged approximately 94% in 1992, 96% in 1993, 95% in 1994, 96% in 1995 and 96% in 1996.

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         As of July 29, 1997, occupancy at Chaparosa was 98% and at Riverhill was 99%. Tenants at both Chaparosa and Riverhill are principally white-collar workers.

         The following tables set forth the 1996 real estate tax information on the Property:


Chaparosa

                           Assessed
 Jurisdiction                Value          Rate            Tax
 ------------              --------         ----            ---
County of Dallas          $6,053,350      $0.46255       $27,999.77
City of Irving             6,053,350       0.50860        30,787.34
Irving School District     6,053,350       1.46190        88,493.92
Total                                                   $147,281.03

Riverhill


 Jurisdiction              Assessed
 ------------                Value          Rate           Tax
                           --------         ----           ---
County of Dallas          $7,631,540      $0.46255      $35,299.69
City of Irving             7,631,540       0.50860       38,814.01
Irving School District     7,631,540       1.46190      111,565.48
Total                                                  $185,679.18

        Grand Total                                    $332,960.21


         The basis of the depreciable residential real property portion of the Property (currently estimated at about $4,586,530 for Chaparosa and $5,803,050 for Riverhill) will be depreciated over 27.5 years on a straight-line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Code. Amounts to be spent by the Company on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

         The Advisor and the Company believe that the Property is and will continue to be adequately covered by property and liability insurance.

         Material Factors Considered in Assessing the Property. The factors considered by the Advisor and the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

         1. The Dallas/Fort Worth area generally and the specific area in which the Property is located were perceived as being characterized by a diverse, stable and steadily growing economy. Accordingly, it was believed that such economy and its anticipated growth and development would support stable occupancy rates and reasonable increases in rents at the Property.

         2. Based upon an engineering report and its own inspections, the Advisor believes that the Property has been well maintained and is generally in good condition, although the Advisor believes that the planned repairs and improvements will allow an increase in rents at the Property.

         3. The Advisor and the Company believe that operation of Chaparosa and Riverhill as a combined development will offer competitive advantages.

         4. The Property is strategically located between Dallas and Fort Worth and is not far from the Dallas/Fort Worth International Airport. The Advisor and the Company believe that this location for the Property appeals and will continue to appeal to workers in the area.

         Acquisition and Management Services and Fees. In consideration of services rendered to the Company in connection with the selection and acquisition of the Property, the Company will pay Cornerstone Realty Income Trust, Inc., a property acquisition fee equal to 2% of the purchase price of the Property, or $116,500 for Chaparosa and $145,500 for Riverhill. Cornerstone Realty Income Trust, Inc. will serve as property manager for the Property and for its services will be paid by the Company a monthly management fee equal to 5% of the gross revenues of the Property plus reimbursement of certain expenses.

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                                   ITEM 7.a.*


---------------------------
* To be filed by amendment. It is impracticable to include herein the required financial statements for the Property. The required financial statements will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

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                                   ITEM 7.b.*


---------------------------
* To be filed by amendment. It is impracticable to include herein the required financial statements for the Property. The required financial statements will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

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                                   ITEM 7.c.*


---------------------------
* To be filed by amendment. It is impracticable to include herein the required pro forma financial information. The required pro forma financial information will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Apple Residential Income Trust, Inc.


Date: August 20, 1997                     By: /s/ Glade M. Knight
                                              --------------------
                                                  Glade M. Knight
                                                  President
                                                  of Apple Residential
                                                  Income Trust, Inc.

                                 EXHIBIT INDEX

                      Apple Residential Income Trust, Inc.
                         Form 8-K dated August 6, 1997


Exhibit Number                        Exhibit                       Page Number

         10.1          Purchase Contract for Chaparosa Apartments

         10.2          Purchase Contract for Riverhill Apartments
         10.3          Property Management Agreement for Remington
                       Hills at Las Colinas
                       (formerly Chaparosa and Riverhill)

         23.1          Consent of Independent Auditors*

         23.2          Consent of Independent Auditors*


---------------------------
* To be filed by amendment.